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SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101

General Information   (207) 879-6200
Account Information   (800) 344-8332
Fund Literature       (800) 290-9826
Fax                   (207) 879-6050

INVESTMENT OBJECTIVE

The primary investment objective of the Fund is to seek growth of capital. Income, while a factor in portfolio selection, is secondary to the principal objective.

INVESTMENT ADVISER

Schroder Capital Management International Inc., (the 'Investment Adviser') is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide. The Schroder Group has been managing investment portfolios since the early years of this century. At October 31, 1996 the Schroder Group had over $130 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $20 billion under management.

                                                               December 22, 1996

Dear Shareholder:

     The Schroder U.S. Equity Fund registered a total return of 19.5% in the fiscal year ended October 31, 1996, compared with a 24.0% increase recorded by the S&P 500 Index'r'. On October 31 the Fund's total net assets were $17,186,636. Although the Fund underperformed the S&P 500 average for the fiscal year, it did outperform the Lipper Growth Average, which rose only 18.5%. Over the 5 and 10 year periods, the Fund produced annualized returns of 14.1% and 12.6% respectively while the S&P 500 average was 15.5% and 14.6% and the Lipper Growth Average returned 13.4% and 12.8%.

     As we look at the U.S. economic situation, we see no serious threat to the current expansion. Imbalances such as significant inflation pressures and/or excessive debt that normally herald recessions are absent. Real GDP growth is forecast at about 2.5% in 1997 (Q4/Q4), and the consumer price index is projected to advance by 3.4%. Nonetheless, there are likely to be some challenges ahead.

--------------------------------------------------------------------------------


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     Capacity constraints are becoming evident in the labor market, and employment costs are beginning to edge higher. We believe foreign demand for U.S. products ought to strengthen in 1997 as Western Europe and Japan recover, and this will further strain domestic resources. The Federal Reserve may begin tightening monetary policy sometime in the first half of 1997, although the lack of a pronounced inflation threat ought to keep the adjustment a modest one. We strongly believe that the secular trend for both interest rates and inflation remains downward, driven by demographic factors which will constrain nominal growth and boost productivity. Furthermore, we expect this to cap any cyclical increases in inflation and interest rates and will also act as a solid basis of long run support for U.S. financial markets.

We thank you for your continued support and interest in the Fund.

Sincerely,

/s/ Hermann C. Schwab                                      /s/ Jane P. Lucas
Hermann C. Schwab                                          Jane P. Lucas
Chairman                                                   Portfolio Manager

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                                       2


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MANAGEMENT'S DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 1996)

     Stock market performance has been strong throughout the fiscal year, evidencing little overall volatility. In this environment, the Fund has remained consistently over 95% invested, and ends the fiscal year with 2.6% cash.

     Our strategy has been based on the belief that economic fundamentals remain sound in the U.S., and on the expectation of steady growth with a moderate upturn in inflation in 1997. We do expect the next move in interest rates to be a moderate increase, but see no immediate pressure for a rise. We also expect rising costs to squeeze profit margins, and expect only a single digit rate of growth in earnings next year. Hence, we continue to seek out companies likely to sustain above average growth rates and have identified considerable potential in certain capital goods sectors, particularly aerospace. We also see potential for companies with significant international exposure to produce better than expected earnings next year as overseas economies recover. Many technology companies fall into this category. On the negative side of the ledger, we are concerned that fairly high debt levels and, in the short term, higher heating oil costs could restrain consumer demand and are therefore underweight consumer cyclicals.

     These are the themes likely to be pursued by the Fund in the coming months. The healthcare sector, in which the Fund is well-represented, has been strong recently and some of the leading pharmaceutical and hospital supply names are beginning to look fairly richly valued; we will evaluate opportunities to switch to some of the laggard names within the group. We remain underweight in the basic industry sector, holding only special situations, because we do not expect sufficiently robust worldwide demand to redress the supply/demand imbalances affecting industries in this sector such as paper products and metals.

     Our overall strategy will remain focused on the merits of individual stocks with these broad themes, and in particular, on those where we have a high degree of confidence in future earnings. Examples of stocks we believe offer this potential include the following.

     McDonnell Douglas Corp. is an aerospace manufacturer whose defense businesses have the scope to grow internationally, while its commercial business should experience rising demand and improving profitability as development spending on new planes runs down. The company has excellent cash flow and above average earnings growth forecast in 1997.

     Another example is Sungard Data Systems, Inc. Sungard has two main business areas -- processing and data record keeping for financial services and asset management companies, and the provision of disaster recovery `hot sites'. Both are experiencing accelerating demand and generate high repeat revenue leading to good earnings visibility.

     In addition, we believe international growth potential is very strong for Viacom, Inc., a leading global entertainment company with interests primarily in cable programming (MTV, Nickelodeon), Blockbuster video rental stores and Paramount films. Blockbuster has had disappointing sales trends but these now appear more than adequately reflected in the share price.

PORTFOLIO MANAGER Q & A
WHAT IS THE OUTLOOK FOR TECHNOLOGY STOCKS?

     While many technology stocks have tended to rise and fall as a group, in management's opinion there are very clear differences in the status of different companies. We believe that certain hardware segments of the industry, particularly memory semiconductor chips, are now essentially commodities and driven most by worldwide supply and demand. Other areas, such as networking, are still enjoying accelerating demand and are fields in which companies can clearly differentiate their product and add value. Cisco Systems Inc. falls into the latter category, as does Seagate Technology, Inc., the leading manufacturer of storage media. The valuations of these stocks tend to be higher but so do their long term growth rates.

DO `MOMENTUM' STOCKS HAVE A ROLE IN THE PORTFOLIO?

     We do not believe that momentum, by which we mean a recent upsurge in sponsorship and price, is necessarily a bad characteristic in a security, provided it remains clearly linked to valuation. Improving fundamentals which lead to a higher stock valuation from a reasonable base create the kind of momentum that is desirable. A company such as James River Corporation of
Virginia, a paper manufacturer undergoing considerable restructuring and focusing on improving its consumer brands is a good example of this type of situation currently; earnings are exceeding expectations and estimates are rising. We seek to avoid the type of `momentum' that becomes divorced from fundamentals,

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                                       3


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SCHRODER U.S. EQUITY FUND
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that  relies on expectations  pushed ever farther  out into the  future and that typically is justified by high multiples of price to sales rather than earnings. These stocks can become `faddish' and are vulnerable to dramatic corrections as they have little reasonable valuation foundation.

WHAT CHARACTERISTICS ARE ESPECIALLY IMPORTANT IN AN ENVIRONMENT OF GENERALLY SLOWER EARNINGS GROWTH?

     We expect that unit labor costs in general will increase in 1997, and that many companies will struggle to pass these cost increases on to their consumers. With margins under pressure, revenue growth will therefore be especially important in improving earnings. This will be increasingly driven by unit growth, geographic expansion or market share gains. Above average revenue growth will frequently translate into earnings growth which is better than the market as a whole. We favor companies with these characteristics, as well as those exposed to niche growth industries not much affected by the tone of the overall economy, such as Amgen, Inc. and Genzyme Corporation, both involved in biotechnology.

     The views expressed in this report were those of the Fund's portfolio managers as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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                                       4


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    INVESTMENT ADVISER'S REPORT -- COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT

     The following chart compares a change in value of a $10,000 investment in the Fund and the performance of the Standard & Poor's 500 ('S & P 500') Index. The S & P 500 is a market weighted index composed of 500 large capitalization companies.The Index excludes the effect of any fees or sales charges. Total Return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Past performance cannot predict nor guarantee future results.


            SCHRODER U.S. EQUITY FUND VS STANDARD & POOR'S 500 INDEX

                         INVESTMENT VALUE ON 10/31/96
Schroder U.S. Equity Fund                                     $32,685
S&P 500 Index                                                 $39,143

AVERAGE ANNUAL TOTAL RETURN ON 10/31/96

                                                             1 Year     5 Years     10 Years
                                                             -------    -------    ---------
Schroder U.S. Equity Fund                                    19.45%     14.13%     12.56%
S&P 500 Index                                                24.01%     15.51%     14.62%



                         [GRAPH]

       SCHRODER U.S.
       EQUITY FUND                  S&P 500 INDEX
         $10,000                       $10,000
          10,303                        10,243
           9,921                         9,982
          11,240                        11,325
          11,790                        11,773
          11,920                        12,112
          11,709                        12,005
          11,939                        12,110
          12,552                        12,721
          12,995                        13,365
          13,559                        13,863
          13,277                        13,560
          10,256                        10,639
           9,357                         9,762
           9,969                        10,504
          10,392                        10,945
          10,392                        11,453
          10,674                        11,098
          10,835                        11,220
          10,791                        11,316
          11,113                        11,834
          10,986                        11,789
          10,603                        11,389
          10,946                        11,873
          11,049                        12,203
          10,931                        12,029
          11,166                        12,239
          11,815                        13,132
          11,562                        12,806
          11,641                        13,105
          12,370                        13,783
          12,972                        14,273
          12,735                        14,259
          13,657                        15,545
          13,945                        15,846
          13,898                        15,781
          13,354                        15,417
          13,514                        15,730
          13,896                        16,106
          12,809                        15,025
          13,137                        15,219
          13,551                        15,620
          13,274                        15,232
          14,446                        16,712
          14,429                        16,600
          14,187                        16,549
          13,269                        15,056
          12,490                        14,324
          12,213                        14,264
          13,009                        15,184
          13,339                        15,606
          13,795                        16,284
          14,935                        17,446
          15,320                        17,867
          15,303                        17,908
          15,847                        18,678
          15,199                        17,824
          16,044                        18,653
          16,926                        19,093
          16,608                        18,774
          16,872                        19,024
          16,271                        18,261
          18,443                        20,345
          18,049                        19,966
          18,049                        20,224
          18,031                        19,832
          18,276                        20,413
          18,482                        20,511
          17,673                        20,207
          18,654                        21,032
          18,559                        20,602
          19,334                        20,844
          19,864                        20,914
          20,563                        21,623
          21,252                        21,887
          21,335                        22,071
          21,041                        22,371
          22,025                        22,843
          21,376                        22,290
          22,109                        22,883
          21,795                        22,950
          21,564                        22,858
          22,679                        23,724
          23,078                        23,537
          23,731                        24,024
          23,373                        23,796
          23,906                        24,084
          24,152                        24,903
          24,043                        24,228
          22,677                        23,174
          23,142                        23,470
          23,142                        23,855
          22,379                        23,271
          22,815                        24,034
          23,716                        25,020
          23,033                        24,409
          23,252                        24,956
          22,052                        24,047
          22,652                        24,403
          22,768                        25,035
          23,756                        26,009
          24,193                        26,777
          24,657                        27,564
          25,414                        28,666
          25,910                        29,331
          27,335                        30,302
          27,072                        30,378
          27,801                        31,660
          27,364                        31,546
          28,672                        32,931
          29,002                        33,566
          29,773                        34,708
          29,875                        35,031
          30,744                        35,367
          30,944                        35,887
          31,513                        36,809
          31,110                        36,949
          29,704                        35,319
          30,642                        36,065
          32,652                        38,091
          32,685                        39,143


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                                       5


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SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------

          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1996 (UNAUDITED)

                 INVESTMENT BY INDUSTRY


INDUSTRY                                 % OF NET ASSETS
--------------------------------------------------------
Basic Materials                                 3.8%
Capital Goods/Construction                     10.2%
Consumer Cyclicals                             15.0%
Consumer Staples                               12.2%
Energy                                          5.9%
Financial Services                             14.7%
Healthcare                                     13.9%
Technology                                     19.2%
Telecommunications                              2.5%
Cash                                            2.6%
                                         ---------------
Total                                         100.0%
                                         ---------------
                                         ---------------

                    TOP TEN HOLDINGS

SECURITY                                  % OF NET ASSETS
---------------------------------------------------------
BankAmerica Corporation                         3.2%
General Electric Company                        3.2%
International Business Machines
  Corporation                                   3.2%
First Bank System, Inc.                         3.0%
Chubb Corporation                               2.9%
Pharmacia & Upjohn Inc.                         2.9%
Rite Aid Corporation                            2.8%
Wal-Mart Stores, Inc.                           2.5%
Cisco Systems, Inc.                             2.4%
Conagra, Inc.                                   2.4%
                                          ---------------
Total                                          28.5%
                                          ---------------
                                          ---------------

--------------------------------------------------------------------------------
                                       6

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SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1996

            COMMON STOCK  -  97.4%

    SHARES                                       VALUE US$
    ------                                       ---------
            BASIC MATERIALS  -  3.8%
     9,000  James River Corporation of
             Virginia                          $   283,500
     4,700  Raychem Corporation                    367,187
                                               -----------
                                                   650,687
                                               -----------
            CAPITAL GOODS/CONSTRUCTION  -  10.2%
     6,300  Allied-Signal Inc.                     412,650
     5,600  General Electric Company               541,800
     3,800  McDonnell Douglas Corporation          207,100
     6,700  Rockwell International
             Corporation                           368,500
     5,500  Sundstrand Corporation                 221,375
                                               -----------
                                                 1,751,425
                                               -----------
            CONSUMER CYCLICALS  -  15.0%
     2,000  Bristol-Myers Squibb Company           211,500
     2,800  HFS Inc.*                              205,100
     5,966  Home Depot Inc.                        326,638
    15,600  La Quinta Inns Inc.                    312,000
     5,000  Readers Digest Association Inc.        178,125
    14,000  Rite Aid Corporation                   476,000
     6,000  Staples Inc.*                          111,750
    10,000  Viacom Inc. Class B*                   326,250
    16,200  Wal-Mart Stores Inc.                   431,325
                                               -----------
                                                 2,578,688
                                               -----------
            CONSUMER STAPLES  -  12.2%
     7,000  Albertson's Inc.                       240,625
     3,200  CPC International Inc.                 252,400
     4,100  Colgate-Palmolive Company              377,200
     8,400  Conagra Inc.                           418,950
    11,000  Eckerd Corporation*                    305,250
     3,200  Philip Morris Companies Inc.           296,400
     2,200  Procter & Gamble Company               217,800
                                               -----------
                                                 2,108,625
                                               -----------
            ENERGY  -  5.9%
     6,000  Amerada Hess Corporation               332,249
     4,000  Amoco Corporation                      303,000
     6,000  Kerr-McGee Corporation                 376,500
                                               -----------
                                                 1,011,749
                                               -----------
            FINANCIAL SERVICES  -  14.7%
     6,000  BankAmerica Corporation                549,000
    10,000  Chubb Corporation                      500,000
     7,800  First Bank System Inc.                 514,800
     7,800  North Fork Bancorporation Inc.         246,675
            FINANCIAL SERVICES (CONCLUDED)
    10,217  Union Planters Corporation         $   355,041
     5,800  Unum Corporation                       364,675
                                               -----------
                                                 2,530,191
                                               -----------
            HEALTHCARE  -  13.9%
     7,000  Abbott Laboratories                    354,375
     4,000  Amgen Inc.*                            245,250
     2,700  Cardinal Health Inc.                   211,950
    10,000  Columbia HCA Healthcare
             Corporation                           357,500
     6,000  Genzyme Corporation*                   138,000
     9,400  Invacare Corporation                   263,200
     7,500  Isis Pharmaceuticals Inc.*             121,875
     4,000  Johnson & Johnson                      197,000
    13,800  Pharmacia & Upjohn Inc.                496,800
                                               -----------
                                                 2,385,950
                                               -----------
            TECHNOLOGY  -  19.2%
     4,400  Adaptec Inc.*                          267,850
    11,300  Autodesk Inc.                          258,488
     4,800  Automatic Data Processing Inc.         199,800
     6,800  Cisco Systems Inc.*                    420,750
     3,100  Intel Corporation                      340,613
     4,200  International Business Machines
             Corporation                           541,800
     6,000  LSI Logic Corporation*                 159,000
     4,600  Linear Technology Corporation          154,100
       745  Lucent Technologies Inc.                35,015
     1,000  Microsoft Corporation*                 137,250
    27,000  Novell Inc.*                           249,750
     5,000  Seagate Technology Inc.*               333,750
     4,600  Sungard Data Systems Inc.*             196,650
                                               -----------
                                                 3,294,816
                                               -----------
            TELECOMMUNICATIONS  -  2.5%
     2,300  AT&T Corporation                        80,213
    13,800  MCI Communications Corporation         346,725
                                               -----------
                                                   426,938
                                               -----------
            Total investments
             (cost $12,748,010) 97.4%           16,739,069
            Other Assets Less Liabilities,
             2.6%                                  447,567
                                               -----------
            Total Net Assets 100.0%            $17,186,636
                                               -----------
                                               -----------

*Non-income producing security

    The accompanying notes are an integral part of the financial statements.

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                                       7


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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
         Investments, at value (cost $12,748,010) (Note 2)               $ 16,739,069
         Cash                                                                 473,363
         Receivable for dividends and interest                                 21,912
                                                                         ------------
                              Total Assets                                 17,234,344
                                                                         ------------

LIABILITIES:
         Accrued advisory fees (Note 4)                                         5,179
         Other payables and accrued expenses                                   42,529
                                                                         ------------

                              Total Liabilities                                47,708
                                                                         ------------
                              Net Assets                                 $ 17,186,636
                                                                         ------------
                                                                         ------------
NET ASSETS CONSIST OF:
         Paid-in capital                                                 $  9,505,831
         Undistributed net investment income                                   41,186
         Accumulated net realized gains on investments                      3,648,560
         Net unrealized appreciation of investments                         3,991,059
                                                                         ------------
                              Net Assets                                 $ 17,186,636
                                                                         ------------
                                                                         ------------
                              Net Asset Value per share ($17,186,636
                                 divided by 1,761,071 shares
                                 outstanding)                                   $9.76
                                                                         ------------
                                                                         ------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       8


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STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
         Dividend income                                                  $   312,532
         Interest income                                                       28,722
                                                                          -----------
                              Total Investment Income                         341,254
                                                                          -----------

EXPENSES:
         Investment advisory fees (Note 4)                                    139,483
         Transfer agent fees and expenses (Note 4)                             29,335
         Custodian fees                                                         6,739
         Accounting service fees (Note 4)                                      36,000
         Other professional fees                                               24,958
         Printing                                                              17,094
         Registration fees                                                      3,146
         Trustees fees and expenses                                               541
         Other                                                                  7,851
                                                                          -----------
                              Total Expenses                                  265,147
         Fee waiver (Note 4)                                                   (4,355)
                                                                          -----------
                              Net Expenses                                    260,792
                                                                          -----------

NET INVESTMENT INCOME                                                          80,462
                                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain on investments                                   3,648,561
         Net change in unrealized appreciation of investments                (368,123)
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      3,280,438
                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 3,360,900
                                                                          -----------
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       9


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SCHRODER U.S. EQUITY FUND
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STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR        FOR THE YEAR
                                                             ENDED               ENDED
                                                        OCTOBER 31, 1996    OCTOBER 31, 1995
                                                        ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Net investment income                            $     80,462        $    147,286
         Net realized gain on investments                    3,648,561           2,561,493
         Net change in unrealized appreciation of
           investments                                        (368,123)            372,019
                                                        ----------------    ----------------
         Net increase in net assets resulting from
           operations                                        3,360,900           3,080,798
                                                        ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
         Net realized gain on investments                   (2,560,576)           (107,944)
         Net investment income                                (158,133)           (993,082)
                                                        ----------------    ----------------
         Total distributions to shareholders                (2,718,709)         (1,101,026)
                                                        ----------------    ----------------
NET DECREASE FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 6)                                                  (3,143,246)           (774,884)
                                                        ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS                           (2,501,055)          1,204,888
NET ASSETS:
         Beginning of period                                19,687,691          18,482,803
                                                        ----------------    ----------------
         End of period                                    $ 17,186,636        $ 19,687,691
                                                        ----------------    ----------------
                                                        ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       10


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
--------------------------------------------------------------------------------
SCHRODER U.S. EQUITY FUND
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NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

         SCHRODER U.S. EQUITY FUND (THE 'FUND') is a diversified portfolio of Schroder Capital Funds (Delaware) (the 'Trust'), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. SIGNIFICANT ACCOUNTING POLICIES:

         The Fund's financial statements are prepared in accordance with generally accepted accounting principles based upon the following significant accounting policies. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  SECURITY VALUATION

         The value of securities traded on the New York Stock Exchange is based on the last sale price, and the value of securities traded on any other national stock exchange is based on the last sale price as of 4:00 p.m. in New York as quoted by authoritative sources. In the absence of a recorded sale, the average of the closing bid and asked prices is used. Securities traded on other organized markets are valued at the average of the bid and asked prices as of 4:00 p.m. in New York as available from authoritative sources at the end of the business day. Other securities and assets for which market quotations are not available are valued at fair value as determined in good faith using methods approved by the Board of Trustees.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         Realized gains and losses from security transactions are determined on the basis of identified cost.

  DISTRIBUTIONS TO SHAREHOLDERS

         Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized or unrealized gain or loss. Undistributed net investment income and accumulated undistributed net realized gain or loss may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

3. PURCHASES AND SALES OF SECURITIES:

         The cost of securities purchased and the proceeds from sales (including maturities) of securities (excluding short-term investments) for the year ended October 31, 1996 aggregated $10,061,088 and $15,475,105 respectively.

         As of October 31, 1996, the aggregate cost of investment securities for Federal income tax purposes was $12,748,010. The gross unrealized appreciation of investments was $4,607,860 and gross unrealized depreciation of investments was $616,801.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. RELATED PARTIES:

         Schroder Capital Management International Inc. ('SCMI') acts as investment adviser pursuant to an Investment Advisory Contract. The advisory contract provides for an annual fee, payable monthly, of 0.75% on the first $100,000,000 of average daily net assets and 0.50% on the average daily net assets in excess of $100,000,000. SCMI voluntarily agreed to waive a portion of its fee so that total expenses would not exceed certain expense limitations. SCMI, at their discretion, may revise or discontinue the voluntary fee waiver. For the year ended October 31, 1996, SCMI waived fees totaling $4,355 with respect to the Fund.

         Forum Financial Corp. serves as the Fund's transfer agent and dividend disbursing agent and is compensated for those services by the Fund in the amount of $12,000 per year plus certain shareholder account fees. Forum Financial Corp. also performs portfolio accounting for the Fund and is compensated for those services by the Fund in the amount of $36,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

5. FEDERAL INCOME TAXES:

         As it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no Federal income tax provision is required.

6. CAPITAL SHARE TRANSACTIONS:

         The Fund is authorized under the Trust's Trust Instrument to issue an unlimited number of shares of beneficial interest without par value. At October 31, 1996, the Fund had 1,761,071 shares outstanding. Transactions in the Fund's capital shares for the years ended October 31, 1996 and 1995 were as follows:

                                                         Year Ended October 31,        Year Ended October 31,
                                                                  1996                          1995
--------------------------------------------------------------------------------------------------------------
                                                        Number                         Number
                                                          of                             of
                                                        Shares          Amount         Shares        Amount
--------------------------------------------------------------------------------------------------------------

Shares sold                                              66,732       $   613,444       10,529     $    90,404
Shares issued for reinvestment of dividend and
  distribution                                          207,563         1,811,255      111,954         866,525
                                                       --------       -----------     --------     -----------
                                                        274,295         2,424,699      122,483         956,929
Shares redeemed                                        (605,228)       (5,567,945)    (199,081)     (1,731,813)
                                                       --------       -----------     --------     -----------
Net decrease                                           (330,933)      $(3,143,246)     (76,598)    $  (774,884)
                                                       --------       -----------     --------     -----------
                                                       --------       -----------     --------     -----------

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

7. FINANCIAL HIGHLIGHTS:
    Selected per share data and ratios

                                                          For the Years Ended October 31,
                                                1996          1995       1994       1993       1992
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of period           $  9.41       $ 8.52     $11.28     $10.51     $ 9.56
                                               -------       ------     ------     ------     ------
Investment Operations:
  Net investment income                           0.04         0.07       0.04       0.05       0.02
  Net realized and unrealized gain (loss) on
    investments                                   1.62         1.33      (0.27)      1.86       1.61
                                               -------       ------     ------     ------     ------

Total from investment operations                  1.66         1.40      (0.23)      1.91       1.63
                                               -------       ------     ------     ------     ------
Distributions:
  From net investment income                     (0.07)       (0.05)     (0.01)     (0.04)     (0.04)
  From net realized capital gains                (1.24)       (0.46)     (2.52)     (1.10)     (0.58)
  From paid-in capital                              --           --         --         --      (0.06)
                                               -------       ------     ------     ------     ------
Total distributions                              (1.31)       (0.51)     (2.53)     (1.14)     (0.68)
                                               -------       ------     ------     ------     ------
Net Asset Value, End of period                 $  9.76       $ 9.41     $ 8.52     $11.28     $10.51
                                               -------       ------     ------     ------     ------
                                               -------       ------     ------     ------     ------
Total Return                                    19.45%       17.68%     (2.01)%    19.49%     17.74%

Ratio/Supplementary Data:
Net Assets, End of period (thousands)          $17,187       $19,688    $18,483    $21,865    $19,882
Ratio of expenses to average net assets          1.40%(b)     1.40%      1.31%      1.18%      1.40%
Ratio of net investment income to average
net assets                                       0.43%(b)     0.78%      0.41%      0.51%      0.42%
Portfolio turnover rate                          56.8%       57.21%     27.43%     57.78%     31.33%
Average brokerage commission rate(a)           $0.0599        N/A        N/A        N/A        N/A

------------
 (a) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

 (b) During the year ended October 31, 1996, the investment adviser waived a portion of its fee. Had such waiver not occurred, the ratio of expenses to average net assets would have been 1.43% and the ratio of net investment income to average net assets would have been 0.40%.

  DISTRIBUTIONS (UNAUDITED)

         During the fiscal year ended October 31, 1996, the Fund distributed $1,933,335 in long term capital gain to shareholders.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
SCHRODER U.S. EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

         To the Shareholders and Trustees of Schroder U.S. Equity Fund:

         We have audited the accompanying statement of assets and liabilities of the Schroder U.S. Equity Fund (a separately managed portfolio of Schroder Capital Funds (Delaware)), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder U.S. Equity Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 23, 1996

--------------------------------------------------------------------------------
                                       14

TRUSTEES

Laura E. Luckyn-Malone

Hermann C. Schwab

Peter E. Guernsey

Ralph E. Hansmann (Honorary)

John I. Howell

Clarence F. Michalis

Mark J. Smith


OFFICERS

Hermann C. Schwab
  Chairman of the Board

Laura E. Luckyn-Malone
  President

John Troiano
  Vice President

Mark J. Smith
  Vice President

Robert G. Davy
  Vice President

Richard Foulkes
  Vice President

Fariba Talebi
  Vice President

Ira L. Unschuld
  Vice President

John Y. Keffer
  Vice President

Catherine A. Mazza
  Vice President

Jane Lucas
  Vice President

Robert Jackowitz
  Treasurer

Margaret H. Douglas-Hamilton
  Secretary

Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary

David I. Goldstein
  Assistant Treasurer
  Assistant Secretary

Gerardo Machado
  Assistant Secretary

Barbara Gottlieb
  Assistant Secretary

--------------------------------------------------------------------------------

     INVESTMENT ADVISER

     Schroder Capital Management International Inc.
     787 Seventh Avenue
     New York, New York 10019

     ADMINISTRATOR & DISTRIBUTOR

     Schroder Fund Advisors Inc.
     787 Seventh Avenue
     New York, New York 10019

     CUSTODIAN

     The Chase Manhattan Bank, N.A.
     Chase MetroTech Center
     Brooklyn, New York 11245

     TRANSFER AND DIVIDEND
       DISBURSING AGENT

     Forum Financial Corp.
     Two Portland Square
     Portland, Maine 04101

     COUNSEL

     Jacobs Persinger & Parker
     77 Water Street
     New York, New York 10005

     INDEPENDENT AUDITORS

     Coopers & Lybrand L.L.P.
     One Post Office Square
     Boston, Massachusetts 02109

     This report is for the information of the shareholders of the Schroder U.S. Equity Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

                        [Logo]

            Schroder
            U.S. Equity
            Fund

            ANNUAL REPORT
            October 31, 1996

            Schroder Capital Funds
               (Delaware)



                          STATEMENT OF DIFFERENCES

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